Loans (Details) - Schedule of Future Loan Obligations According to the Terms of the Loan - Apr. 30, 2023	JPY (¥)	USD ($)
Schedule of Future Loan Obligations According to the Terms of the Loan [Abstract]
2023	¥ 124,050,000	$ 912,200
2024	19,305,000	141,959
2025	15,204,000	111,802
2026	15,204,000	111,802
2027	8,687,000	63,880
Thereafter	9,968,000	73,300
Total	¥ 192,418,000	$ 1,414,943